EXHIBIT 32.1


                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly report of Lion Capital Holdings, Inc. (the "Company") on Form 10-QSB for the period ended March 31,
2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy T. Page, Chief Executive
Officer and Chairman of the Board of Directors of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                           /s/ Timothy T. Page
                           ------------------------------------------------
                           Timothy T. Page
                           Chief Executive Officer and Chairman of the
                           Board of Directors
                           Date: May 11, 2006